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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2006

                              CROSSTEX ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                   000-50536               52-2235832
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

            2501 CEDAR SPRINGS, SUITE 100
                    DALLAS, TEXAS                                75201
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.    REGULATION FD DISCLOSURE.

         On March 17, 2006, Crosstex Energy, Inc. (the "Registrant") issued a press release announcing that the Registrant and Crosstex Energy, L.P. are hosting their second annual analyst meeting on March 20, 2006 from 8:30 a.m. - noon (CST). The meeting will be available live by conference call and webcast. The dial-in number for the call is 888-713-8563, passcode 56314586. The webcast can be accessed on the Investor Information events page of the Registrant's website at www.crosstexenergy.com. Replay of the presentation will also be available for 30 days following the event by dialing 888-286-8010, passcode 84439270 or by going to the Investor Information events page of the Registrant's website. The information contained on the Registrant's website is not incorporated by reference herein.

         A copy of the press release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits.

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

        EXHIBIT
        NUMBER       DESCRIPTION
        -------      -----------------------------------------------------------
         99.1    --  Press release dated March 17, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CROSSTEX ENERGY, INC.


Date: March 17, 2006                        By: /s/ William W. Davis
                                                --------------------------------
                                                William W. Davis
                                                Executive Vice President and
                                                Chief Financial Officer

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                                INDEX TO EXHIBITS

        EXHIBIT
        NUMBER       DESCRIPTION
        -------      -----------------------------------------------------------
         99.1    --  Press release dated March 17, 2006.

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